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                                                     August 13, 2002

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:  Sizeler Property Investors, Inc.
              Quarterly Report on Form 10-Q
              For the Quarterly Period ended June 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                      Very truly yours,

                                      SIZELER PROPERTY INVESTORS, INC.

                                      By: /S/ SIDNEY W. LASSEN
                                        ---------------------------------
                                        Sidney W. Lassen
                                        Chief Executive Officer